SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2) )
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11( c) or Rule 14a-12

                                 CHRONIMED INC.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6( i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                                [LOGO] CHRONIMED

                             10900 RED CIRCLE DRIVE
                           MINNETONKA, MINNESOTA 55343


                               ------------------


To Our Shareholders:

You are cordially invited to attend the 2000 Annual Meeting of Shareholders, which will be held at the Lutheran Brotherhood Auditorium, 625 Fourth Avenue South, Minneapolis, Minnesota on Tuesday, November 14, 2000, at 3:30 p.m. Central Standard Time.

At the Annual Meeting, shareholders will elect directors of the Company and transact such other items of business as are listed in the Notice of Annual Meeting and more fully described in the Proxy Statement. The Board of Directors and Management hope that you will be able to attend the meeting in person.

The formal Notice of Annual Meeting and the Proxy Statement follow. It is important that your shares be represented and voted at the meeting, regardless of the size of your holdings. Accordingly, please mark, sign, and date the enclosed proxy and return it promptly in the enclosed envelope to ensure that your shares will be represented. If you do attend the Annual Meeting, you may, of course, withdraw your proxy should you wish to vote in person.

                                            Sincerely yours,

                                            /s/ Henry F. Blissenbach

                                            Henry F. Blissenbach
                                            CHAIRMAN OF THE BOARD OF DIRECTORS
                                            AND CHIEF EXECUTIVE OFFICER

October 13, 2000

                                CHRONIMED INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 14, 2000


TO THE SHAREHOLDERS OF CHRONIMED INC.:

     Notice is hereby given to the holders of common shares of Chronimed Inc. that the Annual Meeting of Shareholders of the Company will be held at the Lutheran Brotherhood Auditorium, 625 Fourth Avenue South, Minneapolis, Minnesota, on Tuesday, November 14, 2000, at 3:30 p.m. Central Standard Time, or at any adjournments thereof, to consider and act upon the following matters:

     1.   To elect two directors to serve for terms of three years.

     2. To ratify the appointment of Ernst & Young LLP as independent auditors for the current fiscal year.

     3.   To approve the Chronimed Inc. 2001 Stock Incentive Plan.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on October 4, 2000, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN, DATE, AND RETURN THE PROXY AT ONCE IN THE ENCLOSED ENVELOPE.

                                       By Order of the Board of Directors

                                       /s/ Kenneth S. Guenthner

                                       Kenneth S. Guenthner
                                       SECRETARY

October 13, 2000

                                 CHRONIMED INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 14, 2000

                                -----------------
                                 PROXY STATEMENT
                                -----------------


                                     GENERAL

     The Annual Meeting of Shareholders of Chronimed Inc. ("Company") will be held on Tuesday, November 14, 2000, at 3:30 p.m., Central Standard Time, at the Lutheran Brotherhood Auditorium, 625 Fourth Avenue South, Minneapolis, Minnesota, for the purposes set forth in the Notice of Annual Meeting of Shareholders. This Proxy Statement, accompanying form of proxy, and Chronimed Inc. annual report are first being mailed to shareholders on or about October 18, 2000.

     The only matters the Board of Directors knows will be presented are those stated in Items 1, 2 and 3 of the notice. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF ITEMS 1, 2 AND 3. Should any other matter properly come before the meeting, it is intended that the persons named in the enclosed proxy will have authority to vote such proxy in accordance with their judgement on such matter.


                      OUTSTANDING SHARES AND VOTING RIGHTS

     The enclosed proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting. Such solicitation is being made by mail and may also be made by directors, officers, and regular employees of the Company personally or by telephone. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting thereof by so notifying the Company in writing or by appearing in person at the meeting. Subject to any such revocation, all shares represented by properly executed proxies that are received prior to the meeting will be voted in accordance with the directions on the proxy. If no direction is made, the proxy will be voted (i) FOR the election of the Board of Directors' nominees named in this Proxy Statement for the respective terms described in this Proxy Statement, (ii) FOR ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the current fiscal year, (iii) FOR approval of the Chronimed Inc. 2001 Stock Incentive Plan, and (iv) in the Proxy's discretion on such other business as may come before the Annual Meeting. So far as the management of the Company is aware, no matters other than those described in this Proxy Statement will be acted upon at the Annual Meeting.

     Each shareholder will be entitled to cast one vote in person or by proxy for each share of Common Stock held by the shareholder. Only shareholders of record at the close of business on October 4, 2000 will be entitled to vote at the meeting. Common Stock, $.01 par value per share, of which there were 12,147,021 shares outstanding on the record date, constitutes the only class of outstanding voting securities issued by the Company. Each share is entitled to cast one vote on each proposal before the meeting.

     Under Chronimed's bylaws, at all stockholder meetings with a quorum (i.e., at least a majority of the shares entitled to vote at the meeting) present, matters shall generally be decided by the vote of holders of a majority of our shares present in person or by proxy and entitled to vote. Abstentions are not counted as "for" or "against" votes, but are counted in the total number of votes present and entitled to vote for passage of a proposal. This has the effect of abstentions being treated as "no" votes. Broker nonvotes are considered shares present for quorum purposes, but they are not considered shares entitled to vote, are not counted in the total number of votes, and have no effect on the outcome of voting.

     All of the expenses involved in preparing, assembling, and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to beneficial owners of stock.


                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

     As approved by the shareholders at the December 3, 1997 Annual Meeting, the Company amended its Articles of Incorporation and Bylaws to divide the Board of Directors into classes to allow for staggered terms of office, with one class of directors elected each year and each director serving for a term of three years. Commencing with the November 18, 1998 Annual Meeting of shareholders, the shareholders elected only one class of directors each year, with each director so elected to hold office for a term expiring at the third annual meeting of shareholders following their election. This same procedure will be repeated each year with the result that approximately one-third of the whole Board of Directors will be elected each year.

     Shares represented by proxy will be voted, if authority to do so is not withheld, for the election of the two nominees named below, unless one or more of such nominees should become unavailable for service by reason of death or other unexpected occurrence, in which event such shares may be voted for the election of such nominee as the Board of Directors may propose. The affirmative vote of the holders of a majority of the shares of Common Stock, present or represented at the meeting and entitled to vote on Proposal 1, is required to approve Proposal 1. For this purpose, a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the election of directors shall not be considered present and entitled to vote on the election of directors.


                              NOMINEES FOR DIRECTOR

                               CLASS III DIRECTORS
                                (THREE YEAR TERM)

                               John Howell Bullion
                                 David R. Hubers

     Set forth below is information regarding the two nominees and the existing directors not currently up for election, including information furnished by them as to their principal occupations for the last five years, certain other directorships held by them, and their ages as of the date hereof. The following table also sets forth the Common Stock ownership of each of the Company's directors. Unless otherwise indicated, all persons have sole or joint with spouse voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Nominees may be contacted through the headquarters of the Company.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE DIRECTOR NOMINEES.

                                                                                       NUMBER OF
                                                                                   SHARES OF COMMON
                                                                                      STOCK OWNED       PERCENT
          NAME AND                                                                 BENEFICIALLY AS OF      OF
POSITIONS WITH THE COMPANY    AGE               PRINCIPAL OCCUPATION               AUGUST 31, 2000(1)    CLASS
--------------------------    ---   --------------------------------------------   ------------------   -------
NOMINEES FOR DIRECTOR (Class III Directors -- Three Year Term ending at the 2003 Annual Meeting)

John Howell Bullion           48    Mr. Bullion is a co-founder of the Company          199,125          1.60%
DIRECTOR                            and has served as a director since 1985. He
                                    has been Chief Executive Officer and a
                                    director of Orphan Medical, Inc., a publicly
                                    held pharmaceutical development company,
                                    since its formation in June 1994. Since
                                    September 1993, Mr. Bullion has also served
                                    as President of Bluestem Partners, Ltd.,
                                    which invests in and provides management
                                    services to developing businesses.

David R. Hubers               57    Mr. Hubers is Chairman of American Express             0             *
NOMINEE                             Financial Advisors Inc. He joined American
                                    Express Financial Advisors Inc. in 1965 and
                                    held various positions until being named
                                    Senior Vice President of Finance and Chief
                                    Financial Officer in 1982. In August of 1993
                                    he was appointed President and Chief
                                    Executive Officer and served in that
                                    capacity until June of this year. Mr. Hubers
                                    serves on the boards of directors of the
                                    Investment Company Institute, Carlson School
                                    of Management at the University of
                                    Minnesota, the Minnesota Business
                                    Partnership, Fairview Hospitals, RTW, the
                                    United Way and the National Council on
                                    Economic Education. He is also chairman of
                                    the Fairview Hospitals Human Resources
                                    Committee, and a member of its Executive
                                    Committee.

                                                                                       NUMBER OF
                                                                                   SHARES OF COMMON
                                                                                      STOCK OWNED       PERCENT
          NAME AND                                                                 BENEFICIALLY AS OF      OF
POSITIONS WITH THE COMPANY    AGE               PRINCIPAL OCCUPATION               AUGUST 31, 2000(1)    CLASS
--------------------------    ---   --------------------------------------------   ------------------   -------
EXISTING DIRECTORS (Not Currently up for Election)

Henry F. Blissenbach(3)       58    Dr. Blissenbach was appointed Chairman of           165,141          1.33%
CHAIRMAN OF THE BOARD OF            the Board and Chief Executive Officer of
DIRECTORS AND CHIEF                 Chronimed Inc. on July 1, 2000. Dr.
EXECUTIVE OFFICER                   Blissenbach was named President and Chief
                                    Operating Officer of the Company in May
                                    1997. He became a director of the Company in
                                    September 1995. From 1992 to 1997, he served
                                    as President of Diversified Pharmaceutical
                                    Services, Inc. (DPS), a United HealthCare
                                    subsidiary until 1994, and thereafter a
                                    subsidiary of SmithKline Beecham Corp. DPS
                                    is a pharmacy benefit management firm. Dr.
                                    Blissenbach also serves as a director of
                                    Ligand Pharmaceuticals Inc., a publicly held
                                    biomedical development company, and
                                    Opportunity Partners, Inc., a non-profit
                                    company.

John H. Flittie(2)            64    Mr. Flittie was elected as a director in              1,200          *
DIRECTOR                            August 1998. He most recently served as
                                    President and Chief Operating Officer of
                                    ReliaStar Financial Corporation, a
                                    NYSE-listed financial services holding
                                    company, retiring June 30, 1999. He joined
                                    ReliaStar (then Northwestern National Life)
                                    in 1985 as Senior Vice President and Chief
                                    Financial Officer. He served as a director
                                    of ReliaStar until June 2000. Mr. Flittie is
                                    a director of Community First Bankshares,
                                    Inc., a Nasdaq-listed financial services
                                    company. He is also a director of Universal
                                    Pension, Inc., a privately owned company.
                                    Mr. Flittie is a Fellow of the Society of
                                    Actuaries and on the Advisory Board of the
                                    College of Business Administration at Drake
                                    University. He is an adjunct faculty member
                                    of The Graduate School of Business of the
                                    University of St. Thomas, and is a
                                    self-employed consultant.

                                                                                       NUMBER OF
                                                                                   SHARES OF COMMON
                                                                                      STOCK OWNED       PERCENT
          NAME AND                                                                 BENEFICIALLY AS OF      OF
POSITIONS WITH THE COMPANY    AGE               PRINCIPAL OCCUPATION               AUGUST 31, 2000(1)    CLASS
--------------------------    ---   --------------------------------------------   ------------------   -------
Charles V. Owens, Jr.(3)      73    Mr. Owens has served as a director of the            52,185           *
DIRECTOR                            Company since 1991. Since 1988, Mr. Owens
                                    has served as a consultant to several
                                    medical device and diagnostic firms in the
                                    United States and Japan. From 1985 to 1988,
                                    he was Chief Executive Officer of Genesis
                                    Labs, Inc. (which included DiaScreen
                                    Corporation as a subsidiary), a
                                    diagnostics manufacturing company. Before
                                    his employment with Genesis Labs, Inc., Mr.
                                    Owens was an executive officer with various
                                    medical device companies, including
                                    Executive Vice President of Miles
                                    Laboratories, Inc. Mr. Owens is a past
                                    director of St. Jude Medical, Inc., a
                                    medical device company, and was a director
                                    of Genesis Labs, Inc., from which the
                                    Company acquired the assets of DiaScreen
                                    Corporation in March 1998.

------------------------
 *   Less than 1%

(1) Includes the following options exercisable within 60 days to acquire shares of Common Stock: Dr. Blissenbach, 135,760; Mr. Bullion 16,000; and Mr. Owens, 16,000.

(2) Class I Directors -- will be up for election at the 2001 Annual Meeting of shareholders

(3) Class II Directors -- will be up for election at the 2002 Annual Meeting of shareholders

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     Messrs. Bullion, Owens, and Flittie are independent directors and the only members of the Audit Committee of the Board of Directors. During fiscal 2000, the Committee met five times. Governed by a written charter, the Audit Committee represents the Board in discharging its responsibilities relating to accounting, reporting, and financial control practices of the Company. The Committee has general responsibility for review with management of the financial controls, accounting, and audit and reporting activities of the Company. The Committee also annually reviews the qualifications and objectivity of the Company's independent auditors, makes recommendations to the Board as to their selection, reviews the scope, fees, and results of their audit and reviews their management comment letters.

     Messrs. Owens and Flittie are the current members of the Compensation Committee, which oversees compensation for directors, officers, and key employees of the Company. During fiscal 2000, the Compensation Committee met four times.

     During fiscal 2000, the Board of Directors met eleven times, including five telephone board meetings. Each director attended 75% or more of the meetings of the Board of Directors and its committees on which he served during the times of his appointment. The Board of Directors does not have a standing nominating committee.

DIRECTOR COMPENSATION

     For fiscal 2000, directors who were not employees of the Company received an annual retainer of $20,000 plus fees of $1,000 for each board meeting attended in person; $1,000 for each telephone board meeting attended; and $500 for each committee meeting attended whether in person or by telephone.

Committee chairmen received an additional $200 per committee meeting. In fiscal 2000, directors were also reimbursed for out-of-pocket expenses incurred in attending Board of Directors and committee meetings.

     Pursuant to the Company's 1994 Stock Option Plan for Directors, each non-employee director automatically receives an option to purchase 30,000 shares on the date of the director's initial election to the Board of Directors. Each option has an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. The option vests on the seventh anniversary of the date of grant unless vesting is accelerated. The option will vest as to 5,000 shares if the Company's share price becomes 20 percent greater than the exercise price on or before the third anniversary of the grant. The option will vest to an additional 10,000 shares if the price per share becomes 60 percent greater than the exercise price on or before the fourth anniversary of the grant. The option will vest as to the final 15,000 shares if the price per share becomes 100 percent greater than the exercise price on or before the fifth anniversary of the grant. Acceleration requires the maintenance of share-price benchmarks for at least five trading days during any consecutive 30-day period. Further, these options may become immediately exercisable upon certain change-in-control events as described in the Company's 1994 Stock Option Plan for Directors. The options expire ten years after date of grant.

     In addition to the above, each non-employee director receives an annual option to purchase 5,000 shares pursuant to the 1994 Stock Option Plan for Directors. The option vests on the seventh anniversary of the date of grant unless vesting is accelerated. This accelerated vesting is similar to the vesting schedule noted above for the initial option to purchase 30,000 shares. The options expire ten years after date of grant.

     Based on the above-noted terms and the price of the Company's Common Stock during fiscal 2000, the following is a chart reflecting the unexercised non-employee director option grants and related vesting as of August 31, 2000.

                                   OPTION GRANT    EXERCISE PRICE    # OPTIONS      # OPTIONS
NAME                                   DATE           ($/SHARE)      GRANTED(1)      VESTED
----                               ------------    --------------    -----------    ---------
John Howell Bullion ...........       9/29/94           12.500         30,000        15,000
                                     11/13/96           14.625          5,000             0
                                      12/3/97           11.750          5,000         1,000
                                     11/18/98           10.750          5,000             0
                                      2/23/00            9.000          5,000             0

John H. Flittie ...............       8/11/98           11.250         30,000             0
                                     11/18/98           10.750          5,000             0
                                      2/23/00            9.000          5,000             0

Charles V. Owens, Jr. .........       9/29/94           12.500         30,000        15,000
                                     11/13/96           14.625          5,000             0
                                      12/3/97           11.750          5,000         1,000
                                     11/18/98           10.750          5,000             0
                                      2/23/00            9.000          5,000             0

--------------------
(1) All non-qualified options are transferable by each director to his immediate family members and family trusts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors of the Company consists of two non-employee directors. Mr. Owens is the committee chair and Mr. Flittie is the other member.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     COMPENSATION COMMITTEE CHARTER. The purpose of the Compensation Committee of the Board of Directors is to oversee compensation of directors, officers, and key employees of the Company. The Committee's policy is to insure that compensation programs contribute directly to the success of the Company, including enhanced share value. The Company's Compensation Committee is comprised of two outside directors.

     EXECUTIVE COMPENSATION POLICIES AND PROGRAMS. The Company's executive compensation programs are designed to attract and retain highly qualified executives and to motivate them to maximize shareholder investment by achieving strategic Company goals. There are three basic components to the Company's executive compensation program: base pay, annual incentive bonus, and long-term, equity-based incentive compensation in the form of stock options. Each component is established in light of Company and individual performance, compensation levels at comparable companies, equity among employees, and cost effectiveness. In addition, employees are eligible to participate in the Company's 401(k) plan and certain insurance plans, as well as the Company's Employee Stock Purchase Plan.

          BASE PAY. Base pay is designed to be competitive as compared to salary levels for equivalent positions at comparable companies. An executive's actual salary within this competitive framework will depend on the individual's performance, responsibilities, experience, leadership, and potential future contribution. Base pay is administered to remain competitive with the market, yet allow for significant emphasis on incentive bonus compensation in proportion to total annual cash compensation.

          ANNUAL INCENTIVE BONUS. In addition to base pay, each executive is eligible to receive an annual cash bonus based on a mix of the Company's and the executive's performance. Performance targets are intended to motivate the Company's executives by providing bonus payments for the achievement of specific financial goals within the Company's business plan. Bonuses were paid to all named executive officers with respect to fiscal 2000 performance.

          LONG-TERM, EQUITY-BASED INCENTIVE COMPENSATION. The long-term, equity-based compensation program is tied directly to shareholder return. Long-term incentive compensation consists of stock options that generally do not fully vest until after five years and are usually exercisable only if an executive is then an employee of the Company. Stock options are awarded with an exercise price equal to the fair market value of the Common Stock on the date of grant. Accordingly, an executive is rewarded only if Company shareholders receive the benefit of appreciation in the price of the Common Stock. Because long-term options vest over time, the Company periodically grants new options to provide continuing incentives for future performance. The size of periodic option grants is a function of the breadth of an executive's scope of accountability, recent performance as determined by the Committee, and other factors.

          SAVINGS AND INVESTMENT PLAN; BENEFITS. The Company maintains a 401(k) Savings Plan ("Savings Plan"), which is funded by elective salary deferrals by employees. The Savings Plan covers executive officers and substantially all employees meeting minimum eligibility requirements. The Savings Plan requires that the Company match up to 40% of the first 5% of an employee's pay and provides for additional discretionary contributions by the Company. Through June 30, 2000, the Company had not made any additional discretionary contributions to the Savings Plan. In addition, the Company provides medical and other miscellaneous benefits to its officers, including a diagnostic services plan that provides significant coverage for annual physicals and a financial services plan that reimburses officers for various financial and tax services.

     ANNUAL REVIEWS. Each year the Committee reviews its executive compensation policies and programs and determines what changes, if any, are appropriate for the following year. In addition, the Committee reviews the performance of the Chief Executive Officer and, with the assistance of the Chief Executive Officer, the individual performance of the other executive officers. The Committee makes recommendations to the Board of Directors for final approval of all material compensation matters.

     CHIEF EXECUTIVE OFFICER. Maurice R. Taylor was Chief Executive Officer of the Company up to June 30, 2000. Pursuant to the terms of Mr. Taylor's July 1, 1999 employment agreement with the Company he received a base salary of $325,800 in fiscal 2000. His base salary was determined at the time of entering into the employment agreement when the Committee considered compensation programs of comparable companies, Mr. Taylor's individual performance and salary history, and the Company's historical and planned performance. Mr. Taylor received options to purchase 100,000 shares in fiscal 2000 (July 1999) related to his performance in fiscal 1999. He did not receive additional Chronimed options in fiscal 2000. Effective July 1, 2000, Mr. Taylor resigned his position and became the Chief Executive Officer and Chairman of the Board for MEDgenesis Inc. He will not receive Chronimed options in fiscal 2001. MEDgenesis will pay his compensation in fiscal 2001. Mr. Taylor's employment agreement with Chronimed has been assigned to and assumed by MEDgenesis.

     Dr. Blissenbach became the Chairman of the Board and Chief Executive Officer for Chronimed on July 1, 2000.

     TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Section 162(m) of the Internal Revenue Code of 1986, as amended, should not affect the deductibility of compensation paid to the Company's executive officers for the foreseeable future. The majority of the options available for grant under the Company's stock option plans will comply with Section 162(m), so that compensation resulting from these stock options will not be counted toward the $1,000,000 limit on deductible compensation under Section 162(m). The Compensation Committee has not formulated any policy with respect to qualifying other types of compensation for deductibility under Section 162(m).

Members of the Compensation Committee:  Charles V. Owens, Jr., Chairman
                                        John H. Flittie

                               EXECUTIVE OFFICERS

     The executive officers of the Company and their ages as of August 31, 2000 are as follows:

NAME                      AGE                              POSITION
----                      ---    --------------------------------------------------------------
Henry F. Blissenbach      58     Chairman of the Board of Directors and Chief Executive Officer
Gregory H. Keane          45     Vice President, Chief Financial Officer and Treasurer
Perry L. Anderson         40     Senior Vice President -- Retail Business
Stephen T. Ritter         42     Senior Vice President -- Mail Order Business
Patrick L. Taffe          48     Chief Information Officer
Shawn L. Featherston      47     Vice President -- Human Resources
Kenneth S. Guenthner      44     Secretary and General Counsel

     Dr. Blissenbach was appointed Chairman of the Board and Chief Executive Officer of Chronimed Inc. on July 1, 2000. Dr. Blissenbach was named President and Chief Operating Officer of the Company in May 1997. He became a director of the Company in September 1995. From 1992 to 1997, he served as President of Diversified Pharmaceutical Services, Inc. (DPS), a United HealthCare subsidiary until 1994, and thereafter a subsidiary of SmithKline Beecham Corp. DPS is a pharmacy benefit management firm. Dr. Blissenbach also serves as a director of Ligand Pharmaceuticals Inc., a publicly held biomedical development company, and Opportunity Partners, a non-profit company.

     Mr. Keane joined the Company as controller in April 1996. He was appointed Vice President and Treasurer in March 1999. In February 2000 he was appointed Chief Financial Officer. From 1983 to 1996, Mr. Keane served in a number of financial management roles at National Computer Systems, a publicly held systems and services company based in Minneapolis, Minnesota. Previous employment included financial management positions in the software industry and public accounting experience.

     Mr. Anderson joined the Company as the divisional Vice President of StatScript Pharmacy upon its acquisition in July 1996. In April 2000, Mr. Anderson was promoted to Senior Vice President -- Retail Business. Mr. Anderson was appointed Vice President of Chronimed in July 1997. From 1992 to 1996, Mr. Anderson was the Vice President, Operations, of StatScript Pharmacy. Previous employment included several years of sales and management experience in the pharmaceutical industry.

     Mr. Ritter joined the Company as the divisional Vice President of Pharmacy Contracting, Purchasing, and Distribution in December 1997. In April 2000, Mr. Ritter was promoted to Senior Vice President -- Mail Order Business. From 1992 to 1997, Mr. Ritter held several positions within Diversified Pharmaceutical Services, most recently as Senior Director of Pharmaceutical Industry Operations. A registered pharmacist, Mr. Ritter's prior employment included several years of hospital pharmacy, group purchasing, and consulting practice.

     Mr. Taffe joined the Company in July 1996 as Vice President of Information Systems. In May 2000 he was appointed Chief Information Officer. From 1992 to 1996, he was Vice President, Information Systems and Operations, with MedPower Information Systems, Inc., a business that consults with companies implementing health care information systems and processes. Previous employment included senior MIS positions with Carlson Travel Group, Damark, and CVN Companies.

     Mr. Featherston joined the Company in October 1998 as Vice President, Human Resources. From 1993 to 1998, he was employed by Empi, Inc., a medical products manufacturer, as Director and Vice President, Human Resources, and Vice President, Sales Operations. Previous employment includes 20 years of Human Resources experience in consulting and industry.

     Mr. Guenthner joined the Company in February 1998 as corporate counsel and was appointed Secretary in March 1999. He was named General Counsel on July 1, 2000. Prior to joining the Company, Mr. Guenthner maintained a private legal practice representing both public and private companies.

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation paid for the Company's fiscal year ended June 30, 2000, and for fiscal 1999 and 1998, where applicable, to the Company's Chairman of the Board of Directors and Chief Executive Officer, four other most highly paid executive officers, and two individuals who would have fallen under the previous two categories but were not serving at the end of the year, (collectively, "named executive officers").

                                                                                                     LONG-TERM
                                                                                                   COMPENSATION
                                                               ANNUAL COMPENSATION                    AWARDS
                                                   -------------------------------------------     -------------
                                                                                    ALL OTHER       SECURITIES
                                                                                  COMPENSATION      UNDERLYING
NAME AND PRINCIPAL POSITION        FISCAL YEAR     SALARY ($)     BONUS($)(1)        ($)(2)        OPTIONS(#)(3)
---------------------------        -----------     ----------     -----------     ------------     -------------
Henry F. Blissenbach(4)               2000           232,200         60,000           4,025                --
CHAIRMAN OF THE BOARD                 1999           232,200         25,000           5,900           116,800
AND CHIEF EXECUTIVE OFFICER           1998           200,000         65,000             500                --

Perry L. Anderson                     2000           162,500         99,900           5,020                --
VICE PRESIDENT                        1999           145,000         58,500           3,600            46,720
                                      1998           135,000         34,000           3,000                --

Patrick L. Taffe(5)                   2000           160,000         76,800           4,167                --
VICE PRESIDENT                        1999           145,000         25,000           3,600            46,720
                                      1998           130,000         33,000           2,800                --

Gregory H. Keane(6)                   2000           146,600         80,000           2,911                --
VICE PRESIDENT, CHIEF FINANCIAL       1999                --             --              --                --
OFFICER AND TREASURER                 1998                --             --              --                --

Shawn L. Featherston(7)               2000           130,000         55,000              --                --
VICE PRESIDENT                        1999                --             --              --                --
                                      1998                --             --              --                --

Maurice R. Taylor, II(8)              2000           325,000         60,000              --           100,000
DIRECTOR, FORMER CHAIRMAN OF THE      1999           325,800         50,000           4,900           116,800
BOARD AND CHIEF EXECUTIVE OFFICER     1998           304,500        123,000           4,000                --

Steven B. Russek(9)                   2000           130,300         30,000              --                --
SENIOR VICE PRESIDENT                 1999           114,000         40,500          60,000            70,000
                                      1998                --             --              --                --

--------------------
(1) 1998 and 1999 bonus amounts were earned for the fiscal year shown but paid in the next fiscal year. Bonus amounts for fiscal 2000 include retention bonuses paid in January 2000 in addition to amounts earned for the fiscal year but paid in fiscal 2001.

(2) All other compensation consists of Company 401(k) contribution matches, and relocation expenses in the amount of $60,000 for Mr. Russek.

(3) Upon shareholder approval of the Company's 1999 Stock Option Plan, executive officers were granted options in November 1998, and then in June 1999 for fiscal 1999. Executive officers were not granted options in fiscal 1998 due to the lack of options available in the Company's then-existing stock option plans. For fiscal 2000, options were granted August 29, 2000 to all officers and employees and, because they were granted after the Company's June 30, 2000 fiscal year-end, are not reflected as fiscal 2000 results. These grants will be reflected in next year's proxy statement. Also, all non-qualified stock options are transferable by each officer to his immediate family members and family trusts.

(4) Dr. Blissenbach was hired as President and Chief Operating Officer in May 1997. Dr. Blissenbach became Chief Executive Officer and Chairman of the Board effective July 1, 2000.

(5)  Mr. Taffe was hired as Vice President in July 1996.

(6) Mr. Keane was hired in April 1996 and was promoted to Vice President in March 1999.

(7) Mr. Featherston was hired in October 1998 as Vice President of Human Resources.

(8) Mr. Taylor received no additional cash compensation for service as a director for fiscal years 1998, 1999, and 2000. MEDgenesis Inc. paid Mr. Taylor's fiscal 2000 bonus in August 2000. Mr. Taylor resigned as Chairman of the Board and Chief Executive Officer as of June 30, 2000.

(9) Mr. Russek was hired as Senior Vice President in November 1998 and resigned his position with the Company on March 17, 2000.

STOCK OPTIONS

     The following tables summarize stock option grants and exercises during fiscal 2000 to or by the named executive officers and the value of all options held by the named executive officers at June 30, 2000.

     All executives, other than Mr. Taylor, received fiscal 1999 options during that fiscal year, in June 1999. Mr. Taylor received fiscal 1999 options in July 1999, which was during the fiscal 2000 year. Executive options for fiscal 2000 performance were not granted until August 2000, during the fiscal 2001 year.

     Total options granted during fiscal 2000 are noted below.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                   INDIVIDUAL GRANTS
                                -----------------------------------------------------
                                  NUMBER OF     PERCENT OF                             POTENTIAL REALIZABLE VALUE AT
                                 SECURITIES        TOTAL                               ASSUMED ANNUAL RATES OF STOCK
                                 UNDERLYING    OPTIONS/SARs   EXERCISE OR               APPRECIATION FOR OPTION TERM
                                OPTIONS/SARs    GRANTED TO    BASE PRICE   EXPIRATION  -----------------------------
NAME                             GRANTED(1)      EMPLOYEES     ($/SHARE)      DATE        5% ($)            10% ($)
----                            ------------   ------------   -----------  ----------  ------------      -----------
Henry F. Blissenbach .........           0            0%                                       0                 0
Perry L. Anderson ............           0            0%                                       0                 0
Patrick L. Taffe .............           0            0%                                       0                 0
Gregory H. Keane .............           0            0%                                       0                 0
Shawn L. Featherston .........           0            0%                                       0                 0
Maurice R. Taylor, II(1) .....     100,000         75.2%          9.25       7/24/06     376,568           877,563
Steven B. Russek .............           0            0%                                       0                 0

--------------------
(1) The options were granted under the Company's 1999 Stock Option Plan. These options generally vest with respect to 20% of such shares on the first year anniversary date and become exercisable with respect to an additional 20% of the shares on each of the next four anniversary dates. The options may become immediately exercisable upon certain change-in-control events as described in the Company's 1999 Stock Option Plan.


                 AGGREGATED OPTION/SAR EXERCISES IN FISCAL 2000
                       AND OPTION VALUES AT JUNE 30, 2000

                                                                    NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                                         UNDERLYING               IN-THE-MONEY
                                                                  UNEXERCISED OPTIONS/SARs         OPTIONS AT
                                                                      AT JUNE 30, 2000          JUNE 30, 2000(1)
                                     SHARES                       ------------------------    --------------------
                                  ACQUIRED ON       VALUE               EXERCISABLE/              EXERCISABLE/
NAME                              EXERCISE (#)    REALIZED ($)        UNEXERCISABLE (#)         UNEXERCISABLE ($)
----                              ------------    ------------    ------------------------    --------------------
Henry F. Blissenbach ..........        0               0               124,080/156,720                0/0
Perry L. Anderson .............        0               0                 35,707/62,738                0/0
Patrick L. Taffe ..............        0               0                 32,672/66,048                0/0
Gregory H. Keane ..............        0               0                 23,034/41,431                0/0
Shawn L. Featherston ..........        0               0                  4,000/28,000                0/0
Maurice R. Taylor, II .........        0               0               326,000/447,800                0/0
Steven B. Russek ..............        0               0                           0/0                0/0

--------------------
(1) The value of unexercised in-the-money options was determined by multiplying the number of shares subject to such options by the favorable difference, if any, between the exercise price per share and $7.375, the closing price per share on June 30, 2000.

     The Company's stock option director plans generally provide that upon the occurrence of certain "acceleration events," the options will become fully vested. An acceleration event occurs (i) when a person, or group of persons acting together, becomes the beneficial owner of 20% or more of the Company's outstanding shares; (ii) when a change in a majority of the Board occurs without the approval of at least 60% of the prior Board; or (iii) upon the approval by shareholders of a sale of all or substantially all the assets or of a liquidation or dissolution of the Company.

EMPLOYMENT AND SEVERANCE AGREEMENTS

     Effective July 1, 2000, concurrent with his appointment as Chief Executive Officer and election as Chairman of the Board, Henry F. Blissenbach entered a new employment agreement with the Company. The contract runs through June 2003 and, subject to termination provisions, contains automatic two-year renewals. Under the agreement, Dr. Blissenbach receives a base salary of $295,000 per year and bonuses, stock options, and benefits commensurate with his position and responsibilities. His compensation package is subject to increase based on performance and Board review.

     Dr. Blissenbach's employment agreement includes a non-competition provision for up to one year following termination of employment. Upon a termination without cause, Dr. Blissenbach is entitled to receive (i) base salary payments for a period of twenty four months after such termination at the rate in effect prior to such termination, (ii) the average of any incentive compensation paid or payable by the Company for the most recent two fiscal years, plus (iii) all unvested options held by Dr. Blissenbach shall immediately vest. Upon termination due to change in control, if termination occurs within two years subsequent to the change in control, Dr. Blissenbach will receive payment of base salary equal to thirty six (36) months of current annualized base salary, and the average bonus compensation paid in the three most recent fiscal years.

     The Company's former Chief Executive Officer and Chairman of the Board, Maurice R. Taylor, resigned these positions and became Chairman of the Board and Chief Executive Officer of MEDgenesis Inc. on July 1, 2000. His existing employment agreement with the Company, which was in effect during fiscal 2000, was assigned to and assumed by MEDgenesis on that date.

     Under that agreement, Mr. Taylor received a base salary from the Company during fiscal 2000 in the amount of $325,800. The agreement included a non-competition provision for up to two years following termination of employment. Upon termination without cause, Mr. Taylor would have been entitled to receive (i) base salary payments for a period of twelve months after such termination at the rate in effect prior to such termination, and (ii) a bonus payment equal to the average bonus payment for the two most recent fiscal years, and (iii) a pro rata share of other benefits as specified in the contract, and
(iv) all unvested options held by Mr. Taylor would immediately vest. Upon termination due to change in control, if termination occurred within two years subsequent to the change in control, he would have received payment of base salary equal to thirty six months of current annualized base salary, and the average of bonus compensation paid in the three most recent years. The Company has no further obligations to Mr. Taylor under the assigned employment agreement. However, the Chronimed Board has established that Mr. Taylor's Chronimed stock options will continue to vest and may be exercised up to June 30, 2001, at which time all options will terminate.

     The Company has an employment agreement with Gregory H. Keane, Chronimed's Vice President, Chief Financial Officer and Treasurer, under which he received a base annual salary of $160,000 in fiscal 2000. The agreement began March 1, 2000 and expires on June 30, 2001. Under the agreement, Mr. Keane participates in the Company's management incentive bonus and stock option plans. The severance terms and conditions are such that if the Company terminates Mr. Keane's employment without cause during the agreement term, he will receive severance payments in an amount equal to what he would have received in salary for twelve months following the date of termination, plus the average of any incentive compensation for the most recent two fiscal years. As of July 1, 2000, Mr. Keane's base annual salary was adjusted to $180,000 and incorporated into his employment agreement.

                          COMPARABLE STOCK PERFORMANCE

     The graph below compares the cumulative total shareholder return on the Company's Common Stock for the last five fiscal years with the cumulative total return of the NASDAQ Total Return Index (U.S. Companies) and the NASDAQ Health Services Stock Index for the period June 30, 1995 through June 30, 2000. The graph and table assume the investment of $100 on June 30, 1995, in the Company's Common Stock, the NASDAQ Total Return Index, and the NASDAQ Health Services Stock Index. The cumulative return calculations were performed by the Center for Research in Security Prices, University of Chicago.


                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS


                              [PLOT POINTS CHART]

                                    JUNE 30,   JUNE 28,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                      1995       1996       1997       1998       1999       2000
                                    --------   --------   --------   --------   --------   --------
Chronimed .......................     100.0      148.5      68.2       104.0       62.6       59.6
NASDAQ Health Services Stock ....     100.0      152.6     141.0       137.4      130.5      101.6
NASDAQ Total Return Index .......     100.0      128.4     156.2       205.6      296.0      437.3

                 OWNERSHIP OF CHRONIMED COMMON STOCK BY CERTAIN
                    BENEFICIAL OWNERS AND EXECUTIVE OFFICERS

     The following table shows information concerning each person or group who to the knowledge of the Company was the beneficial owner of more than 5% of the Company's Common Stock, the number of shares of Common Stock beneficially owned by the Company's named executive officers, and all directors and executive officers as a group, as of August 31, 2000. All persons have sole or joint with spouse voting and investment power with respect to all shares shown as beneficially owned by them.

                                                     AMOUNT AND NATURE       PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNERS           OF BENEFICIAL OWNERSHIP(1)     CLASS
-------------------------------------           --------------------------   ----------
Heartland Advisors, Inc. . .................            1,596,300              12.8%
 789 North Water Street
 Milwaukee, WI 53202-3508

Henry F. Blissenbach .......................              165,141               1.3%
Perry L. Anderson ..........................               45,903               *
Patrick L. Taffe ...........................               42,810               *
Gregory H. Keane ...........................               33,130               *
Shawn L. Featherston .......................               10,400               *
Maurice R. Taylor, II ......................              494,120               4.0%
Steven B. Russek ...........................                   --               *

All directors and executive officers
 as a group (10 persons) ...................              577,687               4.6%

Current directors and executive officers may be contacted through the address below:

  Chronimed Inc.
  10900 Red Circle Drive
  Minnetonka, MN 55343

--------------------
 *   Less than 1%

(1) Includes the following options exercisable within 60 days to acquire shares of Common Stock: Dr. Blissenbach, 135,760; Mr. Anderson, 43,379; Mr. Taffe, 41,344; Mr. Keane, 28,063; Mr. Featherston, 10,400; Mr. Taylor, 372,600;
     and all directors and executive officers as a group, 314,288.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and certain shareholders to file reports of ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission. To the Company's knowledge, based on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements were met during fiscal 2000.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATED PARTY TRANSACTIONS

     On April 9, 1997, the Company entered into a guaranty of indebtedness of Mr. Maurice R. Taylor, II, Chronimed's Chairman and Chief Executive Officer, with US Bank. On July 1, 2000, MEDgenesis Inc., a wholly owned subsidiary of the Company, assumed Chronimed's guaranty and on July 24, 2000, MEDgenesis loaned Mr. Taylor funds sufficient to pay off his debt to US Bank. US Bank has released the Chronimed guaranty. Mr. Taylor has given MEDgenesis a promissory note, bearing market based interest, a residential mortgage, and a pledge agreement to secure repayment.

                                   PROPOSAL 2:
                       APPOINTMENT OF INDEPENDENT AUDITORS

     Based on the recommendation of the Audit Committee, the Board of Directors has unanimously voted to retain Ernst & Young LLP to serve as independent auditors for the Company for fiscal year 2001 and is submitting its appointment of such firm to the shareholders for ratification. Ernst & Young LLP has served as the Company's independent auditors since the Company's inception. If the appointment is not ratified, the Board of Directors will reconsider its selection. Ernst & Young LLP will have a representative at the meeting who will have an opportunity to make a statement if he or she so desires and who will be available to answer appropriate questions. The affirmative vote of a majority of the voting power of the shares of Common Stock, present or represented at the meeting and entitled to vote on Proposal 2, is required to approve Proposal 2. Unless otherwise instructed, shares represented by proxy will be voted for ratification of the appointment of Ernst & Young LLP.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR.


                                   PROPOSAL 3:
            APPROVAL OF THE CHRONIMED INC. 2001 STOCK INCENTIVE PLAN

     At the Annual Meeting, stockholders will be asked to approve the Chronimed Inc. 2001 Stock Incentive Plan (the "Plan"). The Board of Directors believes that stock-based incentives play an important role in encouraging key employees to have a greater financial stake in the success of the Company.

     The Plan is attached as Exhibit A to the Proxy Statement. The major provisions of the Plan, including a description of the types of awards that may be granted thereunder, are summarized below.

     ADMINISTRATION. The Plan is administered by the Compensation Committee of the Board or any other Committee of Directors appointed by the Board for purposes of serving as the committee under the Plan ("Administrator"). The Administrator has considerable discretion under the Plan.

     GRANTS OF AWARDS TO EMPLOYEES. The Administrator, in its capacity as grantor of awards, may grant awards to any officer or employee of Chronimed and its subsidiaries. Potentially all full-time Chronimed employees, including officers who are also Directors, are considered eligible at the present time for discretionary awards under the plan if the Administrator determines that they are able to make key contributions to the success of Chronimed. The Administrator also determines which employees will actually receive awards. Similar to prior Chronimed option plans, the maximum number of shares subject to options that may be granted to an employee during any given fiscal year will be 300,000 shares.

     Typically, the only consideration received by Chronimed for the grant of an award will be past and/or the expectation of future services. The number and type of awards under the Plan to be received by any eligible person cannot be determined at this time because no determination has been made as to any specific award.

     SHARES THAT MAY BE ISSUED UNDER THE PLAN. Shares available for issuance under the Plan will be comprised of two pools. First, the Plan directs that all shares previously authorized for use in prior option plans, but not yet awarded, will be accumulated and deemed available for issuance under the 2001 Plan. There are 760,296 un-issued shares already authorized under existing plans. The 2001 Plan also designates 1,000,000 newly authorized shares for grant issuance. The total shares available under the 2001 Plan will be 1,760,296 and, upon approval of the 2001 Plan, no new shares may be issued under prior plans. Shares already issued but later forfeited under prior plans, due to termination of employment or other forfeiture events, may still be re-issued under the prior plans and will not be included in the 2001 Plan pool. The 1994 Stock Option Plan for Directors, and the 150,000 remaining shares available under that plan, are not affected by the 2001 Plan. If the 2001 Plan is not approved, all previous plans will remain unaffected and shares may continue to be issued as governed by those plans. Reload options, described below, may be granted without regard to the 1,760,296 limit.

     The number and kind of shares available under the Plan, as well as shares issued under outstanding awards, are subject to adjustment in the event of a reorganization or merger in which Chronimed is the surviving entity, or a combination, recapitalization, stock split, stock dividend or other similar event which would change the number or kind of shares outstanding. Shares relating to options (other than reload options) or SARs which are not exercised and lapse or are terminated, shares relating to restricted stock awards which do not vest, and shares relating to performance share awards which are not issued will again be available for purposes of the Plan.

AWARDS UNDER THE PLAN

     OPTIONS. An option is the right to purchase shares of Chronimed Common Stock at a future date at the exercise price (which may be less than fair market value) fixed by the Administrator on the date the option is granted. The purchase price may be paid in cash, with shares of Chronimed Common Stock or with such other lawful consideration as the Administrator may approve. The Administrator will designate each option as a "non-qualified" or an "incentive stock option." For a summary of the differences in the tax treatment of the two types of options, please refer to "Federal Income Tax Consequences" below. Incentive stock options may be subsequently amended in a manner that disqualifies them from such treatment.

     Subject to early termination or acceleration provisions (which are summarized below), an option is exercisable from the date specified in the related award agreement until the expiration date determined by the Administrator. In no event, however, is an option exercisable prior to six months or after ten years from its date of grant. The Administrator may in its discretion permit a holder of a non-qualified option to defer the receipt of any shares upon the exercise of such option.

     STOCK APPRECIATION RIGHTS. A stock appreciation right ("SAR") is a right to receive payment based on the appreciation in the fair market value of Chronimed Common Stock from the date of grant to the date of exercise. In its discretion, the Administrator may grant a SAR concurrently with the grant of an option or independent of the grant of an option. A SAR granted concurrently with the grant of an option may extend to all or a portion of the shares covered by such option. A SAR granted concurrently with an option is only exercisable at such time, and to the extent, that the related option is exercisable. The number of shares with respect to which SARs are exercised will be charged against the aggregate amount of Chronimed Common Stock available under the Plan.

     RESTRICTED STOCK AWARDS. A Restricted Stock Award is an award of a fixed number of shares of Chronimed Common Stock subject to restrictions. The Administrator specifies the price, if any, the recipient must pay for such shares and the restrictions imposed on such shares. The recipient typically is entitled to dividends and voting rights pertaining to such shares even though they have not vested, so long as such shares have not been forfeited.

     PERFORMANCE SHARE AWARDS. A performance share award is an award of a fixed number of shares of Chronimed Common Stock, the issuance of which is contingent upon the attainment of such performance objectives, and the payment of such consideration, if any, as specified by the Administrator.

     RELOAD OPTIONS. A reload option, if granted at the discretion of the Administrator, gives the optionee the right to purchase a number of shares of Common Stock equal to the number of shares surrendered to pay the exercise price or used to pay the withholding taxes applicable to an option exercise. Reload options do not increase the net equity position of a participant. Their purpose is to facilitate continued stock ownership in the Company by the participant. Reload options may be any type of option permitted under the Internal Revenue Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Administrator from time to time. Reload options may be granted only as non-qualified options and may be granted without regard to the limit on the maximum number of shares which may be issued under the Plan. Reload options may not be granted in connection with incentive stock options that have already been granted.

     TAX-OFFSET BONUSES. A tax-offset bonus, if awarded, is a cash payment that the Company makes upon the exercise of an option equal to a percentage of the difference between the fair market value of the shares upon exercise and the exercise price. The purpose of the bonus is to partially offset the income taxes owed as a result of the exercise.

     CONTINUATION OF EMPLOYMENT. Except under certain circumstances more specifically described in the Plan, no option or SAR will be exercisable, no shares subject to a restricted stock award will vest and no performance share award will be paid unless the recipient remains in the continuous employment of Chronimed or its subsidiaries for at least six months following the applicable date of grant.

     TERMINATION OF EMPLOYMENT. Upon a termination of employment, shares subject to the recipient's restricted stock awards which have not become vested by that date or shares subject to the recipient's performance share awards which have not been issued usually will be forfeited in accordance with the terms of the related award agreements. In addition, on such date, the recipient's options which have not yet become exercisable usually will terminate, while options which have become exercisable usually must be exercised within three months from such date or one year from such date if the termination of employment is a result of death, total disability or, in the case of incentive stock options, retirement. Such periods, however, cannot exceed the expiration dates of the options and are subject to extension, acceleration of ability to exercise or amendment in the discretion of the Administrator. SARs have the same termination provisions as the options to which they relate.

     OTHER ACCELERATION OF AWARDS; CHANGE IN CONTROL. Upon the occurrence of a merger, liquidation, sale of all the assets, or change in control, which constitutes an "Event" (as defined in the Plan), each option and each SAR will immediately become exercisable, each share covered by a restricted stock award will immediately vest, and each share covered by a performance share award will be issued to the recipient.

     TERMINATION OR CHANGES TO THE PLAN. The Board may, at any time, amend, modify, suspend or terminate the Plan, but any amendment must be approved by the stockholders if required by law. Unless previously terminated by the Board, the Plan will terminate on November 12, 2010, and no awards will be granted under it thereafter, but such termination will not affect any award previously granted.

     TAX CONSEQUENCES OF THE PLAN. The federal income tax consequences of the Plan under current federal law, which is subject to change, are summarized in the following discussion which deals with the general tax principles applicable to the Plan. State and local tax consequences are beyond the scope of this summary.

          NON-QUALIFIED STOCK OPTIONS. No taxable income will be realized by an optionee upon the grant of a non-qualified stock option. Upon exercise of a nonqualified stock option, the optionee will realize ordinary income in an amount measured by the excess of the fair market value of the shares on the date of exercise over the option price, and Chronimed will be entitled to a corresponding deduction. Upon a subsequent disposition of the shares, the participant will realize short-term or long-term capital gain or loss measured by the difference between the fair market value of the shares on the date of exercise and the amount realized upon disposition of the shares. Chronimed will not be entitled to any further deduction at that time.

          If an optionee elects to defer the receipt of shares upon exercise of a non-qualified option, the optionee will not be treated as having received taxable income in respect of such shares until the end of the deferral period. The amount of taxable income will equal the value of the shares at the end of such period over the exercise price, and the optionee's holding period will commence at the end of such period. Chronimed will be entitled to a deduction at such time and in such amount as the optionee recognizes taxable income.

          INCENTIVE STOCK OPTIONS. An optionee who receives an incentive stock option will not be treated as receiving taxable income upon the grant of the option or upon the exercise of the option. However, any appreciation in share value from the date of grant to the date of exercise will be an item of tax preference in determining liability for the alternative minimum tax. If stock acquired pursuant to an incentive stock option is not sold or otherwise disposed of within two years from the date of grant of the option or within one year after the date of exercise, any gain or loss resulting from disposition of the stock will be treated as long-term capital gain or loss. If stock acquired upon exercise of an incentive stock option is disposed of prior to the expiration of such holding periods (a "disqualifying disposition"), the optionee will realize ordinary income in the year of such disposition in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price. Any gain in excess of that ordinary income amount generally will be capital gain. However, under a special rule, the ordinary income realized upon a disqualifying disposition will not exceed the amount of the optionee's gain.

          Chronimed will not be entitled to any deduction as a result of the grant or exercise of an incentive stock option, or on a later disposition of the stock received, except that in the event of a disqualifying disposition Chronimed will be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

          TAX-OFFSET BONUSES. Payments made pursuant to tax-offset bonuses will constitute ordinary income to an employee when received by the employee. The Company generally will be entitled to a deduction equal to the amount of the payment included in the employee's income.

          STOCK APPRECIATION RIGHTS. At the time of receiving a SAR, the participant will not recognize any taxable income. Likewise, Chronimed will not be entitled to a deduction for the SAR. Upon the exercise of a SAR, the participant will generally recognize ordinary income in an amount equal to the cash and/or fair market value of the shares received. If a participant receives stock, then the amount recognized as ordinary income becomes the participant's tax basis for determining gains or losses (taxable either as short-term or long-term capital gain or loss, depending on whether or not the shares are held for more than one year) on the subsequent sale of such stock. The holding period for such shares commences as of the date ordinary income is recognized. Chronimed will be entitled to a deduction in the amount and at a time that the participant first recognizes ordinary income.

          RESTRICTED STOCK. The recipient of restricted stock will recognize ordinary income equal to the excess of the fair market value of the restricted stock at the time the restrictions lapse over the amount which the recipient paid for the restricted stock. However, the recipient may elect, within 30 days after the date of receipt, to report the fair market value of the stock (less the amount paid therefor by the recipient) as ordinary income at the time of receipt. Chronimed may deduct an amount equal to the income recognized by the recipient at the time the recipient recognizes the income.

          The tax treatment of restricted stock that is disposed of will depend upon whether the recipient made an election to include the net value of the stock in income when awarded. If the recipient made such an election, any disposition after the restrictions lapse will result in a long-term or short-term capital gain or loss depending upon the period the restricted stock is held. If, however, such election is made and for any reason the restrictions imposed on the restricted stock fail to lapse, and a forfeiture results, the individual will not be entitled to a deduction as to any such forfeiture, even though the election will have resulted in an acceleration of taxable income. A capital loss will be available to the extent of any amount paid for the restricted stock. If an election is not made, disposition after the lapse of restrictions will result in short-term or long-term capital gain or loss equal to the difference between the amount received on disposition and the greater of the amount paid for the stock by the recipient or its fair market value at the date the restrictions lapsed.

          PERFORMANCE AWARDS. A participant who has been granted a performance award will not realize taxable income at the time of the grant, and Chronimed will not be entitled to a deduction at that time. When an award is paid, whether in cash or shares, the participant will have ordinary income, and Chronimed will have a corresponding deduction. The measure of such income and deduction will be the amount of cash and the fair market value of the shares at the time the award is paid.

          SPECIAL RULES GOVERNING PERSONS SUBJECT TO SECTION 16(b). Under the federal tax law, special rules may apply to participants in the Plan who are subject to the restrictions on resale of Chronimed Common Stock under
     Section 16(b) of the Securities Exchange Act. These rules, which effectively take into account the Section 16(b) restrictions, apply in limited circumstances and may impact the timing and/or amount of income recognized by these persons with respect to certain stock-based awards under the Plan.

          LIMITATIONS ON DEDUCTIBILITY. If, as a result of certain changes in control in Chronimed, a participant's options or SARs become immediately exercisable, or if restrictions immediately lapse on restricted stock, or if shares covered by a performance award are immediately issued, the additional economic value, if any, attributable to the acceleration may be deemed a "parachute payment." The additional value will be deemed a parachute payment if such value, when combined with the value of other payments which are deemed to result from the change in control, equals or exceeds a threshold amount equal to 300 percent of the participant's average annual taxable compensation over the five calendar years preceding the year in which the change in control occurs. In such case, the excess of the total parachute payments over such participant's average annual taxable compensation will be subject to a 20 percent non-deductible excise tax in addition to any income tax payable. Chronimed will not be entitled to a deduction for that portion of any parachute payment that is subject to the excise tax. A "change in control" for those purposes is defined in Section
     2.1 (h) of the Plan.

          The amount which may be deducted by Chronimed with respect to compensation paid to the Chief Executive Officer and four other most highly compensated executives is limited to $1 million per tax year for each individual. However, certain awards under the Plan may be exempt from the $1 million limit because of a "performance-based" exception.

          STOCK PAYMENTS. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will be taxed as if the cash payment has been received and Chronimed will have a deduction in the same amount.

     The affirmative vote of the holders of a majority of the shares present and voting on this proposal at the Annual Meeting is required to approve the proposal. Proxies solicited by the Board of Directors will be voted for approval of the Chronimed Inc. 2001 Stock Incentive Plan unless stockholders specify otherwise in their proxies.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE CHRONIMED INC. 2001 STOCK INCENTIVE PLAN.


                              SHAREHOLDER PROPOSALS

     The Company must receive any shareholder proposal, intended to be considered for inclusion in the Proxy Statement for presentation at next year's 2001 Annual Meeting, by June 15, 2001. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. It is suggested the proposal be submitted by certified mail, return receipt requested. Shareholders who intend to present a proposal at the 2001 Annual Meeting without including such proposal in the Company's proxy statement must provide the Company notice of such proposal no later than August 11, 2001. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.


                                  ANNUAL REPORT

     The Company's Annual Report to shareholders for fiscal year 2000 is being mailed with this Proxy Statement to shareholders entitled to notice of Annual Meeting.

     The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-K for fiscal year 2000, as filed with the Securities and Exchange Commission. Requests for copies of such Annual Report on Form 10-K should be directed to Investor Relations at the address below.

     Any statements contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document that also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall be deemed to constitute a part hereof except as so modified or superseded.

                                  OTHER MATTERS

     Your Board of Directors does not intend to bring before the meeting any business other than the election of directors, the ratification of our independent auditors and approval of the stock incentive plan as set forth in this Proxy Statement and has not been informed that any other business is to be presented at the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgement.

     If any matters properly come before our 2000 Annual Meeting, but we did not receive notice of the matters prior to August 11, 2000, the persons named in our proxy card for that Annual Meeting will have the discretion to vote the proxies on such matters in accordance with their best judgement.

     Please vote, sign and return promptly the enclosed proxy in the envelope provided. The signing of a proxy will not prevent you from attending the meeting and voting in person.

                                       By Order of the Board of Directors

                                       /s/ Kenneth S. Guenthner

                                       Kenneth S. Guenthner
                                       SECRETARY

Chronimed Inc.
10900 Red Circle Drive
Minnetonka, MN 55343

October 13, 2000

                                                                       EXHIBIT A


                                 CHRONIMED INC.

                            2001 STOCK INCENTIVE PLAN

I.   THE PURPOSE; EFFECT ON PRIOR PLANS

     The purpose of this Plan is to promote the success of the Company by providing an additional means to attract, motivate and retain employees and, through the grant of Options and other Awards that provide added long term incentives for high levels of performance, to improve the financial performance of the Company. The Plan is intended to replace prior stock option plans that have been previously approved by the shareholders of the Company. The Company will not issue additional options under such plans except that the Company may, in accordance with such plans, issue new options to the extent that any currently issued options are unexercised at the time they terminate or are forfeited.


II.  DEFINITIONS.

     2.1 Definitions.

     (a) "Administrator" shall mean the Compensation Committee or any other Committee of directors appointed by the Board for purposes of serving as the Committee under this Plan.

     (b) "Award" shall mean a Nonqualified Stock Option, an Incentive Stock Option, a Performance Stock Option, a Reload Option, a Stock Appreciation Right, a Restricted Stock Award, a Performance Share Award, or any other stock award granted under this Plan.

     (c) "Award Agreement" shall mean a written agreement setting forth the terms of an Award.

     (d) "Award Date" shall mean the date upon which the Administrator took the action granting an Award or such later date as is prescribed by the Administrator.

     (e) "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

     (f) "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death, and shall mean the Award holder's executor or administrator in such circumstances if no other Beneficiary is identified and able to act.

     (g) "Board" shall mean the Board of Directors of the Corporation.

     (h) "Change in Control" shall be deemed to have occurred if (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities; or (B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's shareholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Administrator members at the beginning of such period.

     (i) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (j) "Commission" shall mean the Securities and Exchange Commission.

     (k) "Committee" shall mean a committee appointed by the Board of Directors

     (l) "Common Stock" shall mean the Common Stock of the Corporation.

     (m) "Company" shall mean, collectively, Chronimed Inc. and its Subsidiaries.

     (n) "Consultant" means any person or entity, other than an officer or director of the Company, who provides consulting or advisory services (other than as an Employee) to the Company.

     (o) "Corporation" shall mean Chronimed Inc. and its successors.

     (p) "Eligible Employee" shall mean an officer or employee of the Company.

     (q) "Event" shall mean any of the following:

          (1) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

          (2) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Corporation;

          (3) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary; or

          (4) A Change in Control.

     (r) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (s) "Fair Market Value" shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Midwest Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the values established by the Administrator for purposes of the Plan.

     (t) "Incentive Stock Option" shall mean an option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

     (u) "Nonqualified Stock Option" shall mean an option which is designated as a Nonqualified Stock Option or an option that fails (or to the extent that it fails) to satisfy the applicable requirements under the Code for an Incentive Stock Option.

     (v) "Option" shall mean an option to purchase Common Stock under this Plan. An Option shall be designated by the Administrator as a Nonqualified Stock Option, an Incentive Stock Option, or a Performance Stock Option.

     (w) "Optionee" shall mean the person to whom an Option is granted.

     (x) "Participant" shall mean an Eligible Employee who has been granted an Award.

     (y) "Performance Share Award" shall mean an award of shares of Common Stock, issuance of which is contingent upon attainment of performance objectives specified by the Administrator.

     (z) "Performance Stock Option" shall mean an option granted under Section
4.6 of this Plan, the exercise of which is contingent upon the attainment of specified performance objectives.

     (aa) "Personal Representative" shall mean the legal representative or representatives who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Plan.

     (bb) "Plan" shall mean this 2001 Stock Incentive Plan.

     (cc) "Reload Option" shall have the meaning set forth in Section 4.8 of this Plan.

     (dd) "Restricted Stock" shall mean those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Agreement.

     (ee) "Restricted Stock Award" shall mean an award of a fixed number of shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

     (ff) "Retirement" shall mean retirement at age 65.

     (gg) "Rule l6b-3" means Rule l6b-3 under Section 16 of the Exchange Act, as applicable to this Plan (taking into consideration relevant transition period provisions) and as the same may be amended from time to time.

     (ii) "Section l6 Person" means a person subject to the reporting requirements of Section 16(a) of the Exchange Act.

     (jj) "Securities Act" shall mean the Securities Act of 1933.

     (hh) "Stock Appreciation Right" shall mean a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, determined as provided in the applicable Section of this Plan or in the Award Agreement with respect thereto.

     (ii) "Subsidiary" shall mean any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

     (jj) "Tax-Offset Bonus" shall mean a bonus payable upon exercise of a nonstatutory Option or upon a disqualifying disposition of Common Stock acquired pursuant to the exercise of an Incentive Stock Option, determined as provided in the applicable Section of this Plan or in an Award Agreement providing for such Bonus.

     (kk) "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.


III. THE PLAN

     3.1 Administration.

     (a) This Plan shall be administered by the Administrator. The Administrator may delegate ministerial, nondiscretionary functions to individuals who are officers or employees of the Company.

     (b) Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan; to identify among Eligible Employees and Consultants those to whom Awards will be granted and (consistent with express limits of this Plan) the terms of such Awards; to further define the terms used in this Plan and prescribe, amend and rescind rules and regulations relating to the administration of this Plan; either generally or on a case by case base to establish terms and conditions pertaining to termination of employment, modify or amend any outstanding Award or waive any condition or restriction of an Award, or extend (up to a maximum term of ten (10) years after the initial Award Date) the term or post-termination exercise period of any outstanding Award, or reduce (subject to Sections 4.4, 5.2(d) and 8.5) the minimum vesting period after initial grant to a Participant; to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The determinations of the Administrator on the foregoing matters shall be conclusive.

     (c) Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Administrator relating to this Plan shall be within the absolute discretion of that entity or body. No member of the Administrator, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction.

     3.2 Participation. Awards of Incentive Stock Options may be granted only to Eligible Employees. All other Awards may be granted to Eligible Employees and Consultants. Any individual who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Administrator shall so determine.

     3.3 Stock Subject to the Plan. The maximum aggregated amount of Common Stock that may be issued pursuant to Awards granted under this Plan shall not exceed 1,760,296 shares, subject to adjustment as set forth in Section 8.2. Reload Options, however, may be granted pursuant to Section 4.8 without regard to the limit in the preceding sentence. The maximum aggregate amount of Common Stock includes 760,296 shares previously authorized for issuance by the shareholders under prior stock option plans for which awards have not been granted.

     3.4 Grant of Awards. Subject to the express provisions of the Plan, the Administrator shall determine from the class of Eligible Employees and Consultants those individuals to whom Awards under the Plan shall be granted, the terms of Awards (which need not be identical) and the number of shares of Common Stock subject to each Award. Each Award shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions established by the Administrator as are not inconsistent with the purpose and provisions of the Plan.

     3.5 Exercise of Awards. Notwithstanding any other provision of this Plan, the Administrator may impose, by rule and in Award Agreements, such conditions upon the exercise of Awards (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule l6b-3.

     3.6 Share Reservation. No Award may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that previously have been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable limitations under Rule 16b-3, plus (iii) the maximum number of shares that may be issued after such date of grant pursuant to Awards granted under this Plan that remain outstanding on such date, does not exceed the share limit in Section 3.3.

     3.7 Provisions for Certain Cash Awards. The number of Awards under this Plan that are payable solely in cash that would constitute derivative securities ("Cash Only Awards") shall be determined by reference to the number of shares referenced for purpose of determining the value or price of the Cash Only Award (the "underlying shares"). The maximum number of Cash Only Awards under this Plan shall not, together with the number of shares previously issued and subject to then outstanding Awards payable (or deemed payable) in shares under this Plan, exceed the share limit in Section 3.3. To the extent that any Cash Only Awards expire or are terminated without the cash payment being made, the underlying shares shall again be available under this Plan.

     3.8 Reissue of Awards and Shares. Other Awards payable in cash or payable in cash or shares that are forfeited or for any reason are not so paid under this Plan, as well as shares subject to Awards that expire or for any reason are terminated and are not issued, shall again, to the extent permitted under Rule l6b-3, be available for subsequent Awards under the Plan. The foregoing shall not apply to any forfeited or unexercised Reload Options.

     3.9 Plan Not Exclusive. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.


IV.  OPTIONS.

     4.1 Grants. One or more Options may be granted to any Eligible Employee or Consultant. Each Option so granted shall be designated by the Administrator as either a Nonqualified Stock Option, an Incentive Stock Option (but only if the Award is to an Eligible Employee) or a Performance Stock Option. The maximum number of shares underlying Options that may be granted to any one person during any given fiscal year of the Corporation shall be 300,000 shares.

     4.2 Option Price.

     (a) Subject to applicable law, the purchase price per share of the Common Stock covered by each Option shall be determined by the Administrator, but in the case of any Incentive Stock Option, unless otherwise permitted under the Code, shall not be less than 100% (or 110% in the case of a Participant who owns or under applicable Code provisions is deemed to own more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. The purchase price of any shares purchased on exercise of any Option shall be paid in full at the time of each purchase in one or a combination of the following methods:

          (i) in cash, or by check payable to the order of the Corporation,

          (ii) if authorized by the Administrator or specified in the Option being exercised, by a promissory note made by the Participant in favor of the Corporation, upon the terms and conditions determined by the Administrator, bearing interest at a rate sufficient to avoid imputed interest under the Code, and secured by the Common Stock issuable upon exercise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements), or

          (iii) by shares of Common Stock of the Corporation already owned by the Participant; provided, however, the Administrator may in its absolute discretion limit the Participant's ability to exercise an Option by delivering shares, and any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery.

     Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

     (b) In addition to the payment methods described in subsection (a), the Option may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a bank or broker to promptly deliver to the Corporation the amount of sale or loan proceeds necessary to pay the exercise price and, unless otherwise allowed by the Administrator, any applicable tax withholding under
Section 8.6. The Corporation shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor.

     (c) An Option shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with payment of the purchase price made in accordance with Section 4.2(a) and satisfaction of any applicable tax withholding under Section 6.6, except to the extent payment may be permitted to be made following delivery of written notice of exercise in accordance with Section 4.2(b).

     (d) At the discretion of the Committee, an Optionee may also arrange to have the appropriate number of shares otherwise issuable upon exercise withheld or sold to cover the withholding tax liability associated with the Option exercise.

     (e) Notwithstanding any other provision of the Plan, at the sole discretion of the Committee, an Optionee may, at least six months before exercising any Nonqualified Stock Option granted to him or her under the Plan, elect to defer the receipt of any shares upon the exercise of such Option by entering into a deferred compensation agreement approved by the Committee.

     4.3 Option Period. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than 10 years after the Award Date, and shall be subject to earlier termination as hereinafter provided.

     4.4 Exercise of Options. Except as otherwise provided in Section 8.4 or in the case of death or Total Disability, no Option shall be exercisable for at least six months after the Award Date. The Administrator may, at any time after grant of the Option and from time to time, increase the number of shares purchasable on or after any particular date so long as the total number of shares then subject to the Option is not increased. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 10 shares of Common Stock may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option.

     4.5 Limitations on Grant of Incentive Stock Options.

     (a) To the extent that the aggregate Fair Market Value of stock with respect to which an Option intended as an Incentive Stock Option first exercisable by a Participant in any calendar year exceeds $100,000, such options shall be treated as Nonqualified Stock Options. To the extent any discretionary action is necessary to meet any such limits, the Administrator on behalf of the Corporation may, in the manner and to the extent permitted by law, take such action.

     (b) There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

     (c) Unless otherwise permitted under applicable provisions of the Code, no Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns or under applicable Code provisions is deemed to own shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

     4.6 Performance Stock Options. The Administrator may grant Performance Stock Options to Eligible Employees and Consultants who are deemed by the Administrator to be members of senior management whose performance has a direct relationship to improvement of the earnings of the Company. Vesting of such Options shall be contingent upon attainment of performance objectives measured by compounded earnings growth and such other criteria as may be established by the Administrator.

     4.7 Tax Offset Bonuses. In its discretion the Administrator may, in the Award Agreement, provide for a Tax-Offset Bonus to Participants upon exercise of Nonqualified or Performance Stock Options or to any Participant who elects to make a disqualifying disposition (as defined in Section 422(a)(l) of the Code) of Common Stock acquired pursuant to the exercise of an Incentive Stock Option. The Tax-Offset Bonus shall be in the form of a cash payment equal to a percentage of the difference between the exercise price and the Fair Market Value on the date of exercise of the Common Stock with respect to which the Bonus is payable. Such percentage shall be designed to offset the impact of additional taxes which result from the exercise of the Option or the disqualifying disposition, as the case may be.

     4.8 Reload Options. If an Optionee tenders shares of Common Stock to pay the exercise price of an Option in accordance with Section 4.2(a)(iii) or arranges to have a portion of the shares otherwise issuable upon exercise withheld or sold to pay the applicable withholding taxes in accordance with
Section 4.2(d), the Optionee may receive, at the discretion of the Committee, a new "Reload Option" equal to the number of shares tendered to pay the exercise price and the number of shares used to pay withholding taxes. Reload Options shall be issued only as Nonqualified Stock Options and will be granted under such terms, conditions, restrictions and limitations as may be determined by the Committee from time to time. Reload Options may also be granted in connection with the exercise of options granted under any other plan of the Company which may be designated by the Committee from time to time, except as to Incentive Stock Options which have already been granted.


V.   STOCK APPRECIATION RIGHTS.

     5.1 Grants. In its discretion, the Administrator may grant Stock Appreciation Rights concurrently with the grant of Options. A Stock Appreciation Right shall extend to all or a portion of the shares covered by the related Option. A Stock Appreciation Right shall entitle the Participant who holds the related Option, upon exercise of the Stock Appreciation Right and surrender of the related Option, or portion thereof, to the extent the Stock Appreciation Right and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 5.3. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder. In its discretion, the Administrator may also grant Stock Appreciation Rights independently of any Option subject to such conditions as the Administrator may in its absolute discretion provide.

     5.2 Exercise of Stock Appreciation Rights.

     (a) A Stock Appreciation Right granted concurrently with an option shall be exercisable only at such time or times, and to the extent, that the related Option shall be exercisable and only when the Fair Market Value of the stock subject to the related Option exceeds the exercise price of the related Option.

     (b) In the event that a Stock Appreciation Right granted concurrently with an Option is exercised, the number of shares of Common Stock subject to the related Option shall be charged against the maximum amount of Common Stock that may be issued or transferred pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall also be reduced by such number of shares.

     (c) If a Stock Appreciation Right granted concurrently with an Option extends to less than all the shares covered by the related Option and if a portion of the related Option is thereafter exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only if and to the extent that the remaining number of shares covered by such related Option is less than the remaining number of shares subject to such Stock Appreciation Right.

     (d) A Stock Appreciation Right granted independently of any Option shall be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

     5.3 Payment.

     (a) Upon exercise of a Stock Appreciation Right and surrender of an exercisable portion of the related Option, the Participant shall be entitled to receive payment of an amount determined by multiplying:

          (1) the difference obtained by subtracting the exercise price per share of Common Stock under the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

          (2) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

     (b) The Administrator, in its sole discretion, may settle the amount determined under paragraph (a) above solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Administrator shall have determined that such exercise and payment are consistent with applicable law. In any event, cash shall be paid in lieu of fractional shares. Absent a determination to the contrary, all Stock Appreciation Rights shall be settled in cash as soon as practicable after exercise. The exercise price for the Stock Appreciation Right shall be the exercise price of the related Option. Notwithstanding the foregoing, the Administrator may, in the Award Agreement, determine the maximum amount of cash or stock or a combination thereof which may be delivered upon exercise of a Stock Appreciation Right.

     (c) Upon exercise of a Stock Appreciation Right granted independently of any Option, the Participant shall be entitled to receive payment of an amount based on a percentage, specified in the Award Agreement, of the difference obtained by subtracting the Fair Market Value per share of Common Stock on the Award Date from the Fair Market Value per share of Common Stock on the date of exercise of the Stock Appreciation Right. Such amount shall be paid as described in paragraph (b) above.


VI.  RESTRICTED STOCK AWARDS.

     6.1 Grants. Subject to Section 3.3, the Administrator may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee or Consultant. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration to be paid for such shares by the Participant and the restrictions imposed on such shares, which restrictions shall not terminate earlier than six
(6) months nor later than ten (10) years after the Award Date.

     6.2 Restrictions.

     (a) Except as provided in or pursuant to Section 8.12, shares of Common Stock comprising Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested.

     (b) Unless the Administrator otherwise provides, Participants receiving Restricted Stock shall be entitled to dividend and voting rights for the shares issued even though they are not vested, provided that such rights shall terminate immediately as to any forfeited Restricted Stock.

     (c) In the event that the Participant shall have paid cash in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned upon a forfeiture (with or without an earnings factor).

     (d) Restricted Stock Awards may include performance or other conditions to vesting as the Administrator deems appropriate.


VII. PERFORMANCE SHARE AWARDS.

     7.1 Grants. The Administrator may, in its discretion, grant other types of performance-based Awards related to equity of the Company or any part thereof ("Performance Share Awards") to Eligible Employees or Consultants based upon such factors as the Administrator shall determine. A Performance Share Award Agreement shall specify the number of shares of Common Stock subject to the Performance Share Award, the price, if any, to be paid for such shares by the Participant and the conditions upon which issuance to the Participant shall be based, which issuance shall not be earlier than six (6) months nor later than ten (10) years after the Award Date.


VIII. OTHER PROVISIONS.

     8.1 Rights of Eligible Employees, Participants and Beneficiaries.

     (a) Adoption of this Plan shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

     (b) Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Awards) shall confer upon any Eligible Employee or Participant any right to continue in the employ of the Company or constitute any contract or agreement of employment, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the employment of such Eligible Employee or Participant, with or without cause. Nothing contained in this Plan or any document related thereto shall affect any other contractual right of any Eligible Employee or Participant.

     8.2 Adjustments Upon Changes in Capitalization.

     (a) If the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Corporation or of another issuer, or if additional shares or new or different securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger to which the Corporation is a party, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate proportionate, equitable adjustment shall be made in the number and kind of shares or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards. Corresponding adjustments to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, paid in connection with or the criteria applicable to Restricted Stock Awards or Performance Share Awards shall also be made. Any such adjustments, however, shall be made without change in the total payment, if any, applicable to the portion of the Award not exercised but with a corresponding adjustment in the price for each share. Corresponding adjustments shall be made with respect to Stock Appreciation Rights based upon the adjustments made to the Options to which they are related or, in the case of Stock Appreciation Rights granted independently of any Option, based upon the adjustments made to Common Stock.

     (b) Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, the Plan shall terminate. The Administrator may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combination): (i) for the assumption by the successor corporation (if any) of the Awards theretofore granted or the substitution by such corporation for such Awards of grants covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of securities and/or other property and prices; (ii) for the continuance of the Plan by such successor corporation in which event the Plan and the Awards shall continue in the manner and under the terms so provided; or (iii) for the payment in cash, securities and/or other property in lieu of and in complete satisfaction of such Awards.

     (c) In adjusting Awards to reflect the changes described in this Section 8.2, or in determining that no such adjustment is necessary, the Administrator may rely upon the advice of independent counsel and accountants of the Corporation, and the determination of the Administrator shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

     8.3 Termination of Employment. Unless the Administrator otherwise expressly provides, either in the applicable Award Agreement or by subsequent modification thereof:

     (a) If the Participant's employment by the Company terminates for any reason other than Retirement (except in cases involving Incentive Stock Options), death or Total Disability, the Participant shall have, subject to earlier termination pursuant to or as contemplated by Section 4.3, three (3) months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable on the date of termination of employment, and any Option not exercisable on that date shall terminate. Notwithstanding the preceding sentence, in the event the Participant is discharged for cause as determined by the Administrator in its sole discretion, all Options shall terminate immediately upon receipt of the notice of termination of employment.

     (b) If the Participant's employment by the Company terminates as a result of Retirement (except in cases involving Incentive Stock Options) or Total Disability, the Participant or Participant's Personal Representative, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 4.3, twelve (12) months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable by the date of termination of employment, and any Option not exercisable on that date shall terminate.

     (c) If the Participant dies while employed by the Company or during the twelve (12) month period referred to in subsection (b) above, the Participant's Option shall be exercisable by the Participant's Beneficiary, subject to earlier termination pursuant to or as contemplated by Section 4.3, during the twelve
(12) month period following the Participant's death, as to all or any part of the shares of Common Stock covered thereby to the extent exercisable on the date of death (or earlier termination).

     (d) Each Stock Appreciation Right granted concurrently with an Option shall have the same termination provisions and exercisability periods as the Option to which it relates. The termination provisions and exercisability periods of any Stock Appreciation Right granted independently of an Option shall be established in accordance with Section 5.2(d). The exercisability period of a Stock Appreciation Right shall not exceed that provided in Section 4.3 or in the related Award Agreement and the Stock Appreciation Right shall expire at the end of such exercisability period.

     (e) In the event of termination of employment with the Company for any reason, (i) shares of Common Stock subject to a Participant's Restricted Stock Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not become vested on that date; and
(ii) shares of Common Stock subject to the Participant's Performance Share Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not been issued or become issuable on that date.

     (f) In the event of (or in anticipation of) a Participant's termination of employment with the Company for any reason, other than discharge for cause, the Administrator may, in its discretion, accelerate the exercisability of or increase the portion of the Participant's Award available to the

Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or (subject to the ten (10)-year limit) extend the period after termination during which the Award may continue to vest and/or be exercisable upon such terms and subject to such conditions as the Administrator shall determine.

     (g) If an entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 8.3 to be a termination of employment of each employee of that entity who does not continue as an employee of another entity within the Company.

     8.4 Acceleration of Awards. Upon the occurrence of an Event (i) each Option and each related Stock Appreciation Right shall become immediately exercisable to the full extent theretofore not exercisable, (ii) Restricted Stock shall immediately vest free of restrictions and (iii) the number of shares covered by each Performance Share Award shall be issued to the Participant; subject, however, to compliance with applicable regulatory requirements, including without limitation Rule l6b-3 promulgated by the Commission pursuant to the Exchange Act and Section 422 of the Code.

     8.5 Government Regulations. This Plan, the granting of Awards under this Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Commission) which may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Awards may be granted under this Plan, and no shares shall be issued by the Corporation, nor cash payments made by the Corporation, pursuant to or in connection with any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the Corporation, been complied with. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurances satisfactory to counsel to the Corporation in respect of such matters as the Corporation may deem desirable to assure compliance with all applicable legal requirements.

     8.6 Tax Withholding.

     (a) Upon the disposition by a Participant or other person of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option or a Performance Stock Option, the exercise of a Stock Appreciation Right, the vesting of a Restricted Stock Award, the payment of a Performance Share Award, payment pursuant to a Stock Depreciation Right or payment of a Tax-Offset Bonus, the Company shall have the right to require such Participant or such other person to pay by cash, or certified or cashier's check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such transactions. The above notwithstanding, in any case where a tax is required to be withheld in connection with the issuance or transfer of shares of Common Stock under this Plan, the Participant may elect, pursuant to such rules as the Administrator may establish, to have the Company reduce the number of such shares issued or transferred by the appropriate number of shares to accomplish such withholding; provided, the Administrator may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 promulgated by the Commission pursuant to the Exchange Act.

     (b) The Administrator may, in its discretion, permit a loan from the Company to a Participant in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received pursuant to a transaction described in subsection (a) above. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and rules as the Administrator may establish.

     8.7 Amendment, Termination and Suspension.

     (a) The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan. The amendment shall be approved by the stockholders to the extent then required by Rule 16b-3, Section 424 of the Internal Revenue Code or any successors thereto, or any other applicable law or rules.

     (b) In the case of Awards issued before the effective date of any amendment, suspension or termination of this Plan, such amendment, suspension or termination of this Plan shall not, without specific action of the Administrator and the consent of the Participant, in any manner materially adverse to the Participant, modify, amend, alter or impair any rights or obligations under any Award previously granted under this Plan.

     (c) No Awards may be granted during any suspension of this Plan or after its termination, but Awards theretofore granted may be amended to the same extent as if this Plan had not been terminated or suspended, provided no additional shares become the subject of the Award by reasons of the amendment.

     (d) The Administrator may, subject to the consent of the Participant in the case of an amendment that might have a material adverse effect on the Participant, make such modifications of the terms and conditions of such Participant's Award as it shall deem advisable, including an amendment to the terms of any Option to provide that the Option price of the shares remaining subject to the original Award shall be established at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Option which is amended in accordance with the foregoing shall be required, although the Administrator may, in its discretion, make such other modifications of any such Option as are not inconsistent with or prohibited by this Plan.

     (e) Adjustments pursuant to Section 8.2 shall not be deemed amendments requiring the consent of the Participant.

     8.8 Privileges of Stock Ownership; Nondistributive Intent. A Participant shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to him or her. Upon the issuance and transfer of shares to the Participant, unless a registration statement is in effect under the Securities Act, relating to such issued and transferred Common Stock and there is available for delivery a prospectus meeting the requirements of Section 10 of the Securities Act, the Common Stock may be issued and transferred to the Participant only if he or she represents and warrants in writing to the Corporation that the shares are being acquired for investment and not with a view to the resale or distribution thereof. No shares shall be issued and transferred unless and until there shall have been full compliance with any then applicable regulatory requirements (including those of exchanges upon which any Common Stock of the Corporation may be listed).

     8.9 Effective Date of the Plan. This Plan shall be effective upon its approval by the shareholders of the Corporation.

     8.10 Term of the Plan. Unless previously terminated by the Board, this Plan shall terminate at the close of business on November 12, 2010, and no Awards shall be granted under it thereafter, but such termination shall not affect any Award theretofore granted or the authority of the Administrator with respect to then outstanding Awards.

     8.11 Governing Law. This Plan and the documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of Minnesota. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

     8.12 Transfer Restrictions.

     (a) Awards constituting derivative securities shall be exercisable only by, and shares, cash or other property payable pursuant to such Awards shall be paid only to, the Participant (or, in the event of the Participant's death, to the Participant's Beneficiary or, in the event of the Participant's Total Disability, to the Participant's Personal Representative or, if there is none, to the Participant). Other than by will or the laws of descent and distribution, no such Awards, or interest in or under any such Award or this Plan, shall be transferable or subject in any manner to encumbrance or other charge and any such attempted transfer or charge shall be void.

     (b) The restrictions on exercise, transfer and payment in Section 8.12 (a) shall not be deemed to prohibit (l) "cashless exercise" procedures through unaffiliated third parties which provide financing for the purpose of exercising an Award consistent with applicable legal restrictions and Rule 16b-3, nor (2) to the extent permitted by the Administrator and expressly set forth in the Award Agreement or an amendment thereto, transfers (other than transfers of Incentive Stock Options) without consideration for estate or financial planning purposes, notwithstanding that the inclusion of such features may render the particular Awards ineligible for the benefits of Rule l6b-3, nor (3) in the case of Participants who are not Section 16 Persons, transfers in such other circumstances as the Administrator may (to the extent consistent with Rule 16b-3, applicable provisions of the Code and applicable securities or other laws) in the applicable Award Agreement or other writing expressly provide, nor (4) the subsequent transfer of shares issued on exercise of a derivative security or the vesting of a Restricted Stock or Performance Share Award (except to the extent that the Award, this Plan or the Administrator otherwise expressly provides).

     (c) No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award granted hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     8.13 Limitations as to Section 16 Persons; Plan Construction.

     It is the intent of the Corporation that this Plan and Awards hereunder satisfy and be interpreted in a manner that in the case of persons who are or may be subject to Section 16 of the Exchange Act satisfies the applicable plan requirements of Rule l6b-3, so that such persons will be entitled (unless otherwise expressly acknowledged in writing) to the benefits of the Rule 16b-3 or other exemptive rules under Section 16 Exchange Act and will not be subjected to avoidable liability thereunder. In furtherance of such intent, any provision of this Plan or of any Award would otherwise frustrate or otherwise conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision may be deemed void.

                                [LOGO] CHRONIMED


                                 CHRONIMED INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                           TUESDAY, NOVEMBER 14, 2000
                         3:30 P.M. CENTRAL STANDARD TIME

                         LUTHERAN BROTHERHOOD AUDITORIUM
                             625 FOURTH AVENUE SOUTH
                          MINNEAPOLIS, MINNESOTA 55415





CHRONIMED INC.
10900 RED CIRCLE DRIVE, MINNETONKA, MN 55343                               PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON TUESDAY, NOVEMBER 14, 2000.

The shares of stock you hold in your account will be voted as you specify below.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF ITEMS 1, 2 AND 3.

The undersigned, having duly received the Notice of Annual Meeting and the Proxy Statement dated October 13, 2000, hereby appoints the Chairman and Chief Executive Officer, Henry F. Blissenbach, and the Secretary, Kenneth S. Guenthner, as proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all common shares of Chronimed Inc. held of record by the undersigned on October 4, 2000, at the Annual Meeting of Shareholders to be held on Tuesday, November 14, 2000, at the Lutheran Brotherhood Auditorium, 625 Fourth Avenue South, Minneapolis, Minnesota, at 3:30 p.m. Central Standard Time, and at any adjournment thereof.






           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                   USING THE ENCLOSED BUSINESS REPLY ENVELOPE.

                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                       [ARROW] PLEASE DETACH HERE [ARROW]





         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1.  Election of directors:   01 John Howell Bullion   02 David R. Hubers        [ ] Vote FOR         [ ] Vote WITHHELD
    Class III (Three-                                                               all nominees         from all nominees
    Year Term)                                                                      (except as marked)

                                                                                 ___________________________________________
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,         |                                           |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)        |___________________________________________|

2.  Proposal to ratify the appointment of Ernst & Young LLP as the independent
    auditors for the 2001 fiscal year.                                          [ ] For       [ ] Against       [ ] Abstain

3.  Proposal to approve the Chronimed Inc. 2001 Stock Incentive Plan.           [ ] For       [ ] Against       [ ] Abstain

4.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed on the Proxy by the undersigned shareholder. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF EACH OF THE NOMINEES TO THE BOARD LISTED IN PROPOSAL 1, FOR
PROPOSAL 2 AND FOR PROPOSAL 3.

Address Change? Mark Box [ ]  Indicate changes below:                              Date ___________________________, 2000

                                                                                 ___________________________________________
                                                                                |                                           |
                                                                                |                                           |
                                                                                |___________________________________________|

                                                                                Signature(s) in Box
                                                                                Please sign exactly as the name appears on
                                                                                this card. When shares are held by joint
                                                                                tenants, both should sign. If signing as
                                                                                attorney, executor, administator, trustee or
                                                                                guardian, please give full title as such. If a
                                                                                corporation, please sign in full corporate
                                                                                name by president or other authorized officer.
                                                                                If a partnership, please sign in partnership
                                                                                name by an authorized person.